UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 27, 2004

ENCORE WIRE CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-20278	75-2274963

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1410 Millwood Road McKinney, Texas		75069

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 562-9473

(Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	July 27, 2004 Earnings Release by Encore Wire Corporation regarding second quarter 2004 results.

Item 9. Regulation FD Disclosure.

     On July 27, 2004, Encore Wire Corporation, a Delaware corporation (the “Company”), issued an earnings release describing selected financial results of the Company for the second quarter of 2004. A copy of the Company’s earnings release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     Limitation on Incorporation by Reference:

     In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 12. Results of Operations and Financial Condition.

     On July 27, 2004, the Company issued an earnings release describing selected financial results of the Company for the second quarter of 2004. A copy of the Company’s earnings release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     Limitation on Incorporation by Reference:

     In accordance with general instruction B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE WIRE CORPORATION
Date: July 27, 2004	By:	/s/ FRANK J. BILBAN
Frank J. Bilban, Vice President — Finance, Chief
Financial Officer, Treasurer and Secretary

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INDEX TO EXHIBITS

Item	Exhibit
99.1	July 27, 2004 Earnings Release by Encore Wire Corporation regarding second quarter 2004 results.

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